UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2003
                                                 -------------------------------

                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                         333-104046                         13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                       10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the
PSA)) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley ABS Capital I Inc. Trust 2003-NC7, Mortgage Pass-Through Certificates, Series 2003-NC7 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.      Financial Statements and Exhibits

             (c) Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit No.                             Description
             -----------------                       -----------

             (99.1)                                  Collateral Term Sheets
                                                     prepared by Morgan Stanley
                                                     & Co. Incorporated in
                                                     connection with Morgan
                                                     Stanley ABS Capital I Inc.
                                                     Trust 2003-NC7, Mortgage
                                                     Pass-Through Certificates,
                                                     Series 2003-NC7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY ABS CAPITAL I INC.

Date:  July 17, 2003

                                        By:    /s/ Valerie Kay
                                            ------------------------------------
                                            Name:  Valerie Kay
                                            Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Collateral Term Sheets prepared                 (E)
                        Morgan Stanley & Co. Incorporated in
                        connection with Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC7,
                        Mortgage Pass-Through Certificates,
                        Series 2003-NC7.